Borrowings	12 Months Ended
Dec. 31, 2022
Borrowings [abstract]
Borrowings	Borrowings
Borrowings are initially recognized at fair value if determinable, net of transaction costs incurred. Borrowings are subsequently stated at amortized cost. Any difference between the proceeds (net of transaction costs) and the redemption value is recognized in the income statement over the period of the borrowings using the effective interest method.
Borrowings are classified as current liabilities unless the Group has an unconditional right to defer settlement of the liability for at least 12 months after the balance sheet date.
Borrowings of the Group at year-end include the following:

€ in thousand	As at December 31,
	2022	2021
NON-CURRENT
Other loans	87,227	50,726
NON-CURRENT BORROWINGS	87,227	50,726
CURRENT
Other loans	11,580	7,107
CURRENT BORROWINGS	11,580	7,107
TOTAL BORROWINGS	98,806	57,834
The maturity of non-current borrowings is as follows:

(In € thousand)	As at December 31,
	2022	2021
Between 1 and 2 years	29,452	21,102
Between 2 and 3 years	28,386	15,502
Between 3 and 4 years	23,377	12,306
Between 4 and 5 years	5,388	674
Over 5 years	624	1,143
NON-CURRENT BORROWINGS	87,227	50,726
Current borrowings	11,580	7,107
TOTAL BORROWINGS	98,806	57,834
The carrying amounts of the Group’s borrowings are denominated in the following currencies:

(In € thousand)	As at December 31,
	2022	2021
Borrowings denominated in EUR	4,433	4,708
Borrowings denominated in USD	94,373	53,126
TOTAL BORROWINGS	98,806	57,834
5.24.1 Other loans
In April 2022, Valneva signed an amendment to increase the principal amount of its existing €54.1 million ($60 million) debt financing agreement with funds managed by leading U.S.-based healthcare investment firms Deerfield and OrbiMed. The original loan agreement was signed in February 2020. The April 2022 amendment provided Valneva immediate access to €18.2 million ($20 million), with an additional $20 million available upon potential approval of VLA2001 by the European Medicines Agency. This additional $20 million was drawn in September 2022 in the amount of €19.9 million. The increased funding will be used to further invest in research and development projects, including market access preparations for VLA1553. The loan interest rate remains unchanged at 9.95% (equivalent to 10.09% on an annual basis). The interest-only period was extended from the second quarter of 2023 to the third quarter of 2024, and the loan will now mature in the first quarter of 2027 instead of the first quarter of 2026. As at December 31, 2022, €92.3 million ($100.0 million) was drawn down and the carrying amount was €89.2 million ($95.0 million). As at December 31, 2021, €54.1 million ($60.0 million) was drawn down and the carrying amount was €49.7 million. The loan is secured by substantially all of Valneva’s assets, including its intellectual property, and is guaranteed by Valneva SE and certain of its subsidiaries.
Noting the COVID-19 pandemic's impact on the travel industry and following a temporary waiver of the revenue covenant for the second half of 2020, Valneva, Deerfield and OrbiMed agreed to modify this covenant for 2021 and 2022, replacing the twelve-month rolling €115 million minimum revenue requirement with quarterly minimum revenue requirements representing an annual total of €64 million in 2021 and €103.75 million in 2022. The parties also agreed to modify the minimum cash requirement to €50 million for 2021 and 2022. Following an amendment to this agreement in April 2022, the minimum liquidity requirement is €35.0 million.
The Group does not expect these limitations to affect its ability to meet its cash obligations. As at December 31, 2022, the Group’s consolidated liquidity or net revenues did not fall below the covenant minimum values.
If the Group’s consolidated liquidity or net revenues were to fall below the covenant minimum values, Valneva would not be able to comply with the financial covenants in the loan agreement, which could result in additional costs (up to additional 10%-points of interest over the duration of the default) and an early repayment obligation (payment of the principal increased by 5% and of an indemnity representing the interests expected until December 2023). The Group does not expect these limitations to affect its ability to meet its cash obligations.
The loan was included in the balance sheet item “Borrowings”.

(In € thousand)	2022	2021
BALANCE AS AT JANUARY 1	49,671	46,190
Proceeds of issue	38,502	—
Transaction costs	(255)	—
Accrued interest	7,521	6,167
Payment of interest	(7,685)	(6,459)
Exchange rate difference	1,429	3,774
BALANCE AS AT DECEMBER 31	89,182	49,671
Less: non-current portion	(79,709)	(44,360)
CURRENT PORTION	9,473	5,311
As at December 31, 2022, Other loans also included borrowings related to financing of research and development expenses and CIR (R&D tax credit in France) of €4.4 million (December 31, 2021: €4.7 million) as well as an amount related to CEPI of €5.2 million December 31, 2021: €3.5 million), representing payments received which are expected to be paid back in the future. For detailed information see Note 5.8.1.
5.24.2 Borrowings and other loans secured
As at December 31, 2022, €93.6 million (December 31, 2021: €54.4 million) of the outstanding borrowings and other loans were guaranteed, secured or pledged. These borrowings and other loans related to financing of research and development expenses, fixed assets and CIR (R&D tax credit in France) and have various conditions (interest rates) and terms (maturities).
5.24.3 Fair value of borrowings and other loans
For the majority of the borrowings and other loans, the fair values are not materially different from their carrying amounts, since the interest payable on those borrowings is either close to current market rates or the borrowings are of a short-term nature.
As at December 31, 2022, material differences were identified only for guaranteed other loans. Based on an estimated arms’ length interest rate of 9.82%, the fair value is €3.9 million (carrying amounts is €4.4 million).